UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 5, 2005


                             HealthSouth Corporation
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

               1-10315                              63-0860407
               -------                              ----------
      (Commission File Number)           (IRS Employer Identification No.)


               One HealthSouth Parkway, Birmingham, Alabama 35243
               --------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (205) 967-7116
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

         On December 5, 2005, Richard M. Scrushy resigned from the Board of Directors of HealthSouth Corporation. The Special Committee of the Board of Directors accepted Mr. Scrushy's resignation effective December 5, 2005.

         A copy of Mr. Scrushy's letter of resignation is attached hereto as
Exhibit 99 and incorporated herein by reference.


ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HealthSouth Corporation


                                   By:        /s/ Gregory L. Doody
                                       ----------------------------------------
                                       Name:  Gregory L. Doody
                                       Title: Executive Vice President,
                                              General Counsel and Secretary


       Dated:  December 6, 2005

                                  EXHIBIT INDEX


Exhibit Number           Description
--------------           -----------

99 Letter of Richard M. Scrushy to HealthSouth Corporation dated December 5, 2005.